                                                                     Exhibit 3.1

                            ARTICLES OF INCORPORATION

                                       OF

                               KAZMIR KLIFFS, INC.

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       WE, THE UNDERSIGNED NATURAL PERSONS OF THE AGE OF TWENTY-ONE YEARS OR
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    MORE, ACTING AS INCORPORATORS OF THE CORPORATION UNDER THE UTAH BUSINESS
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    CORPORATIONS ACT (HEREINAFTER CALLED THE 'ACT') ADOPT THE FOLLOWING ARTICLES
    OF INCORPORATION FOR SUCH CORPORATION.
    88907
                                                                           88907
                                   ARTICLE I
                                   ---------
       NAME. THE NAME OF THE CORPORATION (HEREINAFTER CALLED THE 'CORPORATION')
       ----
    IS KAZMIR KLIFFS, INC.


                                  ARTICLE II
                                  ----------

       PERIOD OF DURATION. THE PERIOD OF DURATION OF THE CORPORATION IS
       -------------------
    PERPETUAL.

                                  ARTICLE III
                                  -----------

       PURPOSES AND POWERS. THE PURPOSE FOR WHICH THIS CORPORATION IS ORGANIZED
       --------------------
    IS TO INVEST IN REAL AND PERSONAL PROPERTY, TANGIBLE OR INTANGIBLE, AND TO ENGAGE IN ALL OTHER LAWFUL BUSINESS.

                                  ARTICLE IV
                                  ----------

       CAPITALIZATION. THE CORPORATION SHALL HAVE THE AUTHORITY TO ISSUE
       ---------------
    50,000,000 SHARES OF STOCK EACH HAVING A PAR VALUE OF ONE-TENTH OF ONE CENT (1 MIL). ALL STOCK OF THE CORPORATION SHALL BE OF THE SAME CLASS AND SHALL HAVE THE SAME RIGHTS AND PREFERENCES. FULLY-PAID STOCK OF THE CORPORATION SHALL NOT BE LIABLE FOR FURTHER CALL OR ASSESSMENT. THE AUTHORIZED TRADING SHARES SHALL BE ISSUED AT THE DISCRETION OF THE DIRECTORS.

                                   ARTICLE V
                                   ---------

       INCORPORATORS. THE. NAME AND POST OFFICE ADDRESS OF, EACH. INCORPORATOR
       -------------
    IS

                              CLIFFORD D. HUGHES
                              2929 HILLSDEN DRIVE
                          SALT LAKE CITY, UTAH 84117
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[]

[]

[]

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[]                             PAUL EVAN KRUEGER

[]                          5225 GRAVENSTEINE PARK

[]                            MURRAY, UTAH 84107

[]

[]                              MELINDA K. ORTH
                             2139 EAST 2700 SOUTH
                          SALT LAKE CITY, UTAH 84109

                                  ARTICLE VI
                                  ----------

       DIRECTORS. THE CORPORATION SHALL BE GOVERNED BY A BOARD OF DIRECTORS
       ----------
    CONSISTING OF NO LESS THAN THREE (3) AND-NO MORE THAN NINE (9) DIRECTORS. DIRECTORS NEED NOT BE STOCKHOLDERS IN THE CORPORATION BUT SHALL BE ELECTED BY THE STOCKHOLDERS OF THE CORPORATION. THE NUMBER OF DIRECTORS CONSTITUTING THE INITIAL BOARD OF DIRECTORS IS THREE (3) AND THE NAME AND POST OFFICE ADDRESS OF THE PERSONS WHO SHALL SERVE AS DIRECTORS UNTIL THEIR SUCCESSORS ARE ELECTED AND QUALIFIED ARE

                              CLIFFORD D. HUGHES
                              2929 HILLSDEN DRIVE
                          SALT LAKE CITY, UTAH 84117

                                      []
                               PAUL EVAN KRUEGER
                                      []
                            5225 GRAVENSTEINE PARK
                              MURRAY, UTAH 84107

                                      []
                                MELINDA K. ORTH
                                      []
                             2139 EAST 2700 SOUTH
                                      []
                          SALT LAKE CITY, UTAH 84109
                                      []

                                      []
                                  ARTICLE VII
                                  -----------
                                      []
                                      --
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--
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          COMMENCEMENT OF BUSINESS. THE CORPORATION SHALL NOT COMMENCE BUSINESS
                                      []
     UNTIL AT LEAST ONE THOUSAND DOLLARS ($1,000.00) HAS BEEN RECEIVED BY THE
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     CORPORATION AS CONSIDERATION FOR THE ISSUANCE OF ITS SHARES.

                                  ARTICLE VII
                                  -----------

       PREEMPTIVE RIGHTS. THERE SHALL BE NO PREEMPTIVE RIGHT TO ACQUIRE
       ------------------
    UNISSUED AND/OR TREASURY STOCK OF THE SHARES OF THE CORPORATION.

                                   ARTICLE IX
                                   ----------

       VOTING OF SHARES. EACH OUTSTANDING SHARE OF COMMON STOCK OF THE
       -----------------
    CORPORATION SHALL BE ENTITLED TO ONE VOTE ON EACH MATTER SUBMITTED TO A VOTE AT THE MEETING OF THE STOCKHOLDERS. EACH STOCKHOLDER SHALL BE ENTITLED TO VOTE HIS OR ITS SHARES IN PERSON OR BY PROXY,
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[]

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    EXECUTED IN WRITING BY SUCH STOCKHOLDERS, OR BY HIS DULY AUTHORIZED
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    ATTORNEY-IN-FACT. AT EACH ELECTION OF DIRECTORS, EVERY STOCKHOLDER ENTITLED
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    TO VOTE IN SUCH ELECTION SHALL HAVE THE RIGHT TO VOTE IN PERSON OR BY PROXY
    THE NUMBER OF SHARES OWNED BY HIM OR IT FOR AS MANY PERSONS AS THERE ARE DIRECTORS TO BE ELECTED AND FOR WHOSE ELECTION HE OR IT HAS THE RIGHT TO VOTE, BUT THE SHAREHOLDER SHALL HAVE NO RIGHT TO ACCUMULATE HIS OR ITS VOTES WITH REGARD TO SUCH ELECTION.

                                    ARTICLE X
                                    ---------

        INITIAL REGISTERED OFFICE AND INITIAL REGISTERED AGENT. THE ADDRESS OF
        -------------------------------------------------------
    THE INITIAL REGISTERED OFFICE OF THE CORPORATION IS 1549 SOUTH 1300 EAST, SALT LAKE CITY, UTAH 84105 AND THE INITIAL REGISTERED AGENT OF THE CORPORATION AT SUCH ADDRESS IS W. STERLING MASON, JR.




    STATE OF UTAH      )
                       : SS
    COUNTY OF SALT LAKE)

        ON THE 22nd DAY OF October, 1980, PERSONALLY APPEARED BEFORE ME CLIFFORD
               ----        --------
    0. HUGHES, PAUL EVAN KRUEGER AND MELINDA K. ORTH AND DULY ACKNOWLEDGED TO ME THAT THEY ARE THE PERSONS WHO SIGNED THE FOREGOING INSTRUMENT AS INCORPORATORS AND THAT THEY HAVE READ THE FOREGOING INSTRUMENT AND KNOW THE CONTENTS THEREOF AND THAT THE SAME IS TRUE OF THEIR OWN KNOWLEDGE AS TO THOSE MATTERS UPON WHICH THEY OPERATE ON INFORMATION AND BELIEF AND AS TO THOSE MATTER BELIEVE THEM TO BE TRUE.

                                ---------------------------------
                                NOTARY PUBLIC
                                RESIDING IN SALT LAKE CITY, UTAH

    MY COMMISSION EXPIRES

    AUGUST 14, 1981
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